Exhibit 10.8

EXECUTION VERSION

SECOND AMENDMENT AND LIMITED WAIVER TO SECOND LIEN TERM LOAN CREDIT AGREEMENT

This SECOND AMENDMENT AND LIMITED WAIVER TO SECOND LIEN TERM LOAN CREDIT AGREEMENT (this “Second Amendment”), is made and entered into as of January 12, 2023, by and among PARKER DRILLING COMPANY, a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower that are designated as a “Guarantor” on the signature pages hereto (collectively, the “Guarantors”), the financial institutions party to this Amendment (collectively, “Consenting Lenders”), and UMB BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

A. The Borrower and the Guarantors have entered into that certain Second Lien Term Loan Credit Agreement, dated as of March 26, 2019, as amended by that certain First Amendment and Waiver to Second Lien Term Loan Credit Agreement, dated as of March 26, 2021 (as supplemented or modified from time to time prior to the date hereof, the “Credit Agreement”), with the Lenders party thereto and the Administrative Agent;

B. The Borrower has made an offer to all Lenders to extend the Maturity Date of any and all of the Initial Loans as set forth herein;

C. The Borrower, the Guarantors, certain Consenting Lenders who have elected on their respective signature pages to this Second Amendment to extend the Maturity Date of their Initial Loans (the “Extending Lenders”) and Administrative Agent wish to extend the original Maturity Date with respect to the Initial Loans held by the Extending Lenders (the Initial Loans so extended, the “Extended Loans”);

D. The parties hereto, including the Consenting Lenders constituting the Required Lenders, have agreed, subject to the satisfaction of the conditions precedent to effectiveness set forth herein, to such maturity extension by the Extending Lenders and amend certain terms of the Credit Agreement as hereinafter provided;

E. In response to Russia’s actions in Ukraine, OFAC has imposed sanctions on certain Russian financial institutions since February 2022, and has provided authorization through the issuance of a number of general licenses for transactions with certain sanctioned Russian financial institutions, including transactions “that are related to energy” through 12:01 eastern standard time, May 15, 2023 (the “GL8”);

F. As part of its divestment of its operations in Russia and consistent with its efforts to ensure compliance with U.S. sanctions, effective as of September 8, 2022, and pursuant to that certain Sale and Purchase Agreement dated as of September 1, 2022 (“SPA”) between Borrower and Limited Liability Company Sakhalin Drilling (“Management Co.”), the Borrower directly transferred title to Management Co. 100% of the participation interest (the “Interest”) in Limited Liability Company Parker Dalnevostochny Drilling Services, and indirectly to Management Co. 100% of the participation interest in Parker Drilling Sakhalin, LLC (collectively, the “Russian subsidiaries”);

G. During the period between February 2022 and August 2022, certain entities that at such time constituted Borrower’s Russian subsidiaries did not maintain accounts at any sanctioned Russian financial institutions; however, during such period, the Borrower’s Russian subsidiaries may have wired payroll and other related payments to (i) accounts of employees and independent contractors at certain sanctioned Russian financial institutions that Borrower believed were authorized by GL8 as well as (ii) one employee’s and one independent contractor’s account at Promsvyazbank PJSC (“PSB”), a financial institution not covered by GL8; accordingly, the Borrower intends to file a final voluntary self-disclosure report with OFAC (the events described in these whereas clauses, the “Specified Events”);

H. The Borrower has requested, and, subject to the express terms and conditions provided herein, the Required Lenders and Administrative Agent have agreed, although under no obligation to do so, to waive, until 5 business days following the earlier of (i) notice from OFAC that it interprets GL8 differently than described in clause G(i) above or (ii) receipt of a subpoena if any, from OFAC or the Department of Justice relating to any of the Specified Events (the “Waiver Termination Date”), any Default or Event of Default that may have occurred or may occur as a result of any Specified Event;

I. In consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

2. Extension of Initial Loans. Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 hereof and in reliance upon the representations and warranties set forth in Section 6 hereof, each Extending Lenders hereby agrees that 100% of its Initial Loans will be converted into Extended Loans of like principal amount. ‘

3. Amendments to Credit Agreement. Each of the parties hereto agrees that, effective as of the Second Amendment Effective Date, the Credit Agreement (excluding the Schedules and Exhibits attached thereto) is amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex I hereto.

4. Limited Waiver. In reliance upon the representations, warranties, covenants and agreements contained in this Waiver, and subject to the conditions precedent set forth in Section 5 below, and notwithstanding anything to the contrary in the Credit Agreement, the Lenders party hereto hereby waive, until the Waiver Termination Date, any Default or Event of Default that may have occurred or may occur under the Credit Agreement as a result of any Specified Event. Nothing contained in this Waiver shall be deemed a consent to, or waiver of, any other action or inaction of any Loan Party or any other Person which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Loan Document. Neither the Lenders nor the Administrative Agent shall be obligated to grant any future waivers, consents or amendments with respect to any provision of the Credit Agreement or any other Loan Document.

5. Conditions to Effectiveness. This Second Amendment shall become effective as of the date first written above only upon satisfaction in full (or written waiver by the Consenting Lenders (which constitute the Required Lenders)) of the following conditions precedent to the satisfaction of the Consenting Lenders (which constitute the Required Lenders) (the “Second Amendment Effective Date”):

(a) Delivery of Documents. Administrative Agent shall have received on or before the Second Amendment Effective Date, in form and substance satisfactory to Required Lenders, a copy of this Second Amendment, duly executed by the Borrower, the Guarantors, Administrative Agent and the Consenting Lenders (which constitute the Required Lenders), dated the Second Amendment Effective Date.

(b) Secretary’s Certificate. Administrative Agent shall have received customary secretary’s certificates of each Loan Party, dated the Second Amendment Effective Date, certifying: (a) that attached thereto is the certificate or articles of incorporation, certificate of formation or other equivalent organizational documents, including all amendments thereto, of such Loan Party, certified as of a recent date by the secretary of state (or other similar official) of the jurisdiction of its organization or formation, as applicable, (b) that attached thereto is a true and complete copy of the by-laws (or limited liability company agreement or other equivalent governing documents) of such Loan Party, as in effect on the Second Amendment Effective, (c) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or its equivalent) of such Loan Party or such other applicable authorization, as applicable, authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Second Amendment Effective Date, and (d) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party.

(c) Representations and Warranties. The representations and warranties contained in this Second Amendment and in Article V of the Credit Agreement (after giving effect to this Second Amendment) and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Second Amendment Effective Date as though made on and as of such date (except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(d) No Default; Event of Default. After giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or result from this Second Amendment becoming effective in accordance with its terms.

(e) Extension Fee. The Administrative Agent shall have received payment from or on behalf of the Borrower for the account of each Extending Lender of an extension fee:

(i) for each Extending Lender that agrees to convert its Initial Loans into Extended Loans by 12:00 pm Eastern Time on December 27, 2022 (the “Early Consent Deadline”), in an amount equal to 2.0% of the aggregate principal amount of the Extended Term Loan of such Extending Lender as of the Early Consent Deadline, which shall be due and payable upon the occurrence of the Early Consent Deadline; and

(ii) for each Extending Lender that agrees to convert its Initial Loans into Extended Loans after the Early Consent Deadline, in an amount equal to 2.0% of the aggregate principal amount of the Extended Term Loan of such Extending Lender as of the Second Amendment Effective Date.

6. Representations and Warranties. The Borrower hereby represents and warrants to Administrative Agent and Lenders as follows:

(a) Representations and Warranties. After giving effect to this Second Amendment, the representations and warranties herein, in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date (except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(b) No Default. After giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date or would result from this Second Amendment becoming effective in accordance with its terms.

(c) Authorization, Etc. Each Loan Party is duly authorized to execute, deliver and perform this Second Amendment and each other Loan Document to which it is a party. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action, and do not (i) contravene the terms of any Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, under, or require any payment to be made under any Contractual Obligation to which a Loan Party is a party or affecting a Loan Party or the properties of a Loan Party or any of its Material Subsidiaries, except for conflicts, breaches or contraventions that could not reasonably be expected to result in a Material Adverse Effect, (iii) violate any Law or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which a Loan Party or its property is subject; or (iv) result in the creation or imposition of any Lien on any property of the Borrower or any Material Subsidiary except Liens created under the Loan Documents.

(d) Enforceability of Loan Documents. This Second Amendment is, and each other Loan Document to which any Loan Party is a party, is, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(e) Governmental Approvals. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Second Amendment or any other Loan Document.

7. Reaffirmation of the Guaranty and Collateral Documents.

(a) The Borrower and each other Loan Party (each a “Reaffirming Party” and collectively, the “Reaffirming Parties”) agrees, acknowledges and confirms that the obligations with respect to the Extended Loans shall constitute part of the “Obligations” under, and as defined in, the Credit Agreement as amended by this Second Amendment.

(b) Each Loan Party (i) confirms, ratifies and reaffirms its respective obligations under the Guaranty, (ii) agrees that the Guaranty remains valid, binding and enforceable in all respects against such Loan Party and that the Guaranty shall continue to be in full force and effect, with the same force, effect and priority in effect immediately prior to the Second Amendment Effective Date, and (iii) agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to it as set forth in the Guaranty;

(c) Each Reaffirming Party confirms, ratifies and reaffirms (i) its respective obligations under the Collateral Documents to which it is a party and (ii) the security interest granted in all of its right, title and interest in, to and under the Collateral under each Collateral Document to which it is a party;

(d) Each Reaffirming Party agrees that each Collateral Document to which it is a party remains valid, binding and enforceable in all respects against such Reaffirming Party and the security interests granted by it therein shall continue to be in full force and effect, with the same force, effect and priority in effect immediately prior to the Second Amendment Effective Date; and

(e) Each Reaffirming Party agrees, acknowledges and reaffirms all the covenants and agreements contained in each Collateral Document to which it is a party.

Notwithstanding the Extension and the effectiveness of the Credit Agreement and the other Loan Documents, all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents, in each case, as amended by this Second Amendment.

8. Continued Effectiveness of the Credit Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Second Amendment, (b) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a party, in each case, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Second Amendment Effective Date, all references in any such Loan Document to the “Credit Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to Administrative Agent, for the benefit of it and the Lenders, or to grant to Administrative Agent, for the benefit of it and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Second Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of the Credit Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect and are hereby ratified and confirmed. Except as set forth herein, the execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

9. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

10. No Representations by Administrative Agent or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by Administrative Agent or any Lender, other than those expressly contained herein, in entering into this Second Amendment.

11. Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under any applicable Law or as Administrative Agent may reasonably request, in order to effect the purposes of this Second Amendment.

12. Miscellaneous.

(a) This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart to this Second Amendment by facsimile transmission shall be as effective as delivery of a manually signed original. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Second Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. UMB Bank, N.A., as Administrative Agent, may conclusively rely upon any such signatures in performing its duties hereunder and shall in no instance be liable for any loss or damages resulting from its reliance upon the same.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

(c) UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS SECOND AMENDMENT, THE OTHER LOAN DOCUMENTS AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD SELECT THE LAWS OF A DIFFERENT STATE EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

(d) Each Loan Party hereby acknowledges and agrees that this Second Amendment constitutes a “Loan Document” under the Credit Agreement.

(e) Any provision of this Second Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f) By their execution and delivery of this Second Amendment, each Lender party hereto hereby (i) authorizes and directs the Administrative Agent to execute and deliver this Second Amendment and to perform the Administrative Agent’s obligations hereunder and (ii) confirms that it is not a Defaulting Lender or a Lender Claimant.

[Remainder of Page Intentionally Left Blank;

Signature Page(s) Follow(s).]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

PARKER DRILLING COMPANY

By:	/s/ Michael W. Sumruld
	Name:	Michael W. Sumruld
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:

PARKER DRILLING ARCTIC OPERATING, LLC
PARKER DRILLING COMPANY NORTH AMERICA, LLC
QUAIL SERVICES, LLC
PARKER DRILLING OFFSHORE USA, L.L.C.
QUAIL TOOLS, LLC
PARKER AVIATION, LLC
PARKER DRILLING COMPANY OF OKLAHOMA, INCORPORATED
PARKER DRILLING MANAGEMENT SERVICES, LTD.
PARKER DRILLING OFFSHORE COMPANY, LLC
PARKER NORTH AMERICA OPERATIONS, LLC
PARKER TECHNOLOGY, LLC
2M-TEK, LLC
PD GP ARCTIC, LLC
PD GP QUAIL, LLC
PD GP OFFSHORE, LLC

By:	/s/ Michael W. Sumruld
	Name:	Michael W. Sumruld
	Title:	Vice President

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

PD HOLDINGS DOMESTIC COMPANY S.à. r. l

By:	/s/ Rachel Redfern
	Name:	Rachel Redfern
	Title:	Director

By:	/s/ Nathaniel Dockray
	Name:	Nathaniel Dockray
	Title:	Director

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:

UMB BANK, N.A., as Administrative Agent

By:	/s/ David Massa
	Name:	David Massa
	Title:	Senior Vice President

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

Eduardo Martin Rearte

By:	/s/ Eduardo Martin Rearte
	Name:	Eduardo Martin Rearte
	Title:	December 28th, 2022

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

Cloudy Bluff & Co FBO NORTH INVESTORS TRUST

By:	/s/ Bruce H. Monrad
	Name:	Bruce H. Monrad
	Title:	Chairman

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

[LENDER NAME]

By:	/s/ John E Menger & Megan M Ullman
	Name:	John E Menger & Megan M Ullman
	Title:	Joint tenants

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

CARL MARKS STRATEGIC OPPORTUNITIES FUND II, L.P. By: CARL MARKS GP II, LLC, its general partner

By:	/s/ Michael Lee
	Name:	Michael Lee
	Title:	Managing Member

☐ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☒ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

CARL MARKS STRATEGIC INVESTMENTS, L.[. By: CMSI GP, LLC as General Partner

By:	/s/ Michael Lee
	Name:	Michael Lee
	Title:	Managing Member

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

[LENDER NAME]

By:	/s/ Matthew Burrell
	Name:	Matthew Burrell
Title:

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Sathish Shanthan
	Name:	Sathish Shanthan
	Title:	Authorized Signatory

By:	/s/
Name:
Title:

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

Argo Re, Ltd.

By:	/s/ Michael J. Cannon
	Name:	Michael J. Cannon
	Title:	Vice President

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

Rockwood Casualty Insurance Company

By:	/s/ Michael J. Cannon
	Name:	Michael J. Cannon
	Title:	Vice President

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

Argo Group US, Inc

By:	/s/ Michael J. Cannon
	Name:	Michael J. Cannon
	Title:	Vice President

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

Argonaut Insurance Company

By:	/s/ Michael J. Cannon
	Name:	Michael J. Cannon
	Title:	Vice President

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

Highbridge SCF Special Situations SPV, L.P. By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director, Co-CIO

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

Highbridge Tactical Credit Master Fund, L.P. By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director, Co-CIO

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

[LENDER NAME]

By:	/s/ Sam N. Parker
	Name:	Sam N. Parker
Title:

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

MUDRICK STRESSED CREDIT MASTER FUND, L.P. By: Mudrick Stress Credit Fund GP, LLC, its General Partner

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title:	Chief Investment Officer

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

MERCER QIF FUND PLC By: Mudrick Capital Management, L.P., its Investment Manager

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title:	Chief Investment Officer

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

BOSTON PATRIOT NEWBURY ST LLC By: Mudrick Capital Management, L.P., its Investment Manager

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title:	Chief Investment Officer

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

BARINGS GLOBAL HIGH YIELD CREDIT STRATEGIES LIMITED By: Barings LLC as Investment Manager

By:	/s/ Tom Murphy
	Name:	Tom Murphy
	Title:	Director

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

BARINGS GLOBAL SPECIAL SITUATIONS CREDIT 3 S.Á R.L. acting by its attorney BARINGS LLC

By:	/s/ Tom Murphy
	Name:	Tom Murphy
	Title:	Director

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

[LENDER NAME]

By:	/s/ William G Cheese
	Name:	DA Davidson & Co Cust FBO William G Cheese IRA
Title:

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

VÄRDE INVESTMENT PARTNERS, L.P.

By Värde Investment Partners G.P., L.P., Its General Partner

By Värde Investment Partners UGP, LLC, Its General Partner By Värde Partners, L.P., Its Managing Member|

By Värde Partners, Inc., Its General Partner

By:	/s/ Giuseppe Naglieri
	Name:	Giuseppe Naglieri
	Title:	Principal

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

KENNETH WINDHEIM

By:	/s/ Kenneth Windheim
	Name:	Kenneth Windheim
Title:

☒ The above Lender hereby consents to the conversion of 100% of its Initial Loans into Extended Loans in the same aggregate amount and to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

☐ The above Lender hereby consents solely to the amendment of the Credit Agreement contemplated by Section 3 of the Second Amendment and to the limited waiver to the Credit Agreement contemplated by Section 4 of the Second Amendment.

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement

Annex I

Amended Credit Agreement

[Attached]

Signature Page Second Amendment to

Second Lien Term Loan Credit Agreement